EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc M. Hazout certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K/A for the period ended December 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Silver Dragon Resources Inc.

Dated: April 17, 2013

/s/ Marc M. Hazout
Marc M. Hazout
President and Chief Executive Officer
Principal Financial and Accounting Officer